UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2025
ARQ, INC.

(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARQ	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.
On February 7, 2025, Arq, Inc. (the “Company”) issued a press release (the “Press Release”) announcing, among other things, unaudited preliminary fiscal year 2024 capital expenditure results relating to the granular activated carbon ("GAC") expansion project at the Company's Red River facility ("Red River"). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
These preliminary estimates are based on currently available information and do not present all necessary information for an understanding of the Company’s expected results of operations for the year ending December 31, 2024. This preliminary estimate has been prepared by and is the responsibility of management. The Company’s independent registered public accounting firm, Moss Adams LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information and, accordingly, Moss Adams LLP does not express an opinion or any other form of assurance and assumes no responsibility for, and disclaims any association with, the preliminary financial information. The Company has not completed its closing procedures yet and it is possible that the Company or its independent registered public accounting firm may identify items that require adjustments to the preliminary estimated results set forth above and those changes could be material. Accordingly, undue reliance should not be placed on this preliminary estimate. In addition, the preliminary estimates given are not necessarily indicative of the results to be achieved in any future period.

Item 7.01	Regulation FD.
The Press Release also announced other updates relating to the Company's GAC expansion project at Red River, including expected ramp-up time, progress on customer engagement and the commencement of certain legal proceedings. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information provided in Item 2.02 and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. When used in this Current Report on Form 8-K, the words “can,” “will,” "may," “intends,” “expects,” "continuing," “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. These forward-looking statements include, but are not limited to, statements or expectations regarding: the estimated costs and timing associated with capital improvements at our facilities and the related anticipated production capacities, the expected timing for commercial production of the Company's GAC products, potential future capacity enhancements at the Company's facilities, anticipated commercial opportunities in various GAC markets, cost optimization and efficiency efforts associated with future phases of the Company's GAC project and the Company's GAC product performance. These forward-looking statements involve risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including, but not limited to, the Company’s ability to maintain relationships with customers, suppliers and others with whom it does business and meet supply requirements, or its results of operations and business generally; risks related to diverting management’s attention from the Company’s ongoing business operations; changes in construction costs or availability of construction materials; our inability to effectively manage construction and startup of the Red River facility or Corbin facility; our inability to ramp up our operations to effectively address recent and expected growth in our business; the timing and cost of capital expenditures and the resultant impact to our liquidity and cash flows; our inability to obtain required financing or obtain financing on terms that are favorable to us; opportunities for additional sales of our activated carbon products and end-market diversification; the Company’s ability to meet customer supply requirements; the rate of coal-fired power generation in the United States; timing and scope of new and pending regulations and any legal challenges to or extensions of compliance dates of them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start up and operational difficulties; competition within the industries in which the Company operates; loss of key personnel; ongoing effects of the inflation and macroeconomic uncertainty, including from the lingering effects of the pandemic and armed conflicts around the world, and such uncertainty's effect on market demand and input costs, as well as other factors relating to our business, as described in our filings with the SEC, with particular emphasis on the risk factor disclosures contained in those filings. You are cautioned not to place undue reliance on the forward-looking statements and to consult filings we have made and will make with the SEC for additional discussion concerning risks and uncertainties that may apply to our business and the ownership of our securities. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this Current Report on Form 8-K. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise. The forward-looking statements speak only as to the date of this Current Report on Form 8-K and the Company disclaims any duty to update such statements unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated February 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Filings for the Company were made under the name Advanced Emissions Solutions, Inc. (File No. 001-37822) starting on July 6, 2016. On February 1, 2024, the Company changed its name to Arq, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2025

Arq, Inc.

/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

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